SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits: The following document is included as an exhibit to this report on Form 8-K:

	99.1	Spartan Motors, Inc. Press Release dated October 23, 2003.

Item 12.	Results of Operations and Financial Condition.

          On October 23, 2003, Spartan Motors, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its financial results for the quarter ended September 30, 2003. This report and the exhibit are "furnished" and are not considered "filed" with the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTAN MOTORS, INC.

Date: October 23, 2003	By /s/ James W. Knapp
James W. Knapp Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Motors, Inc. Press Release dated October 23, 2003.